UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024 (April 11, 2024)

RenovoRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. RenovoRx, Inc. (the “Company”) claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the equity securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the recipients are all accredited investors, the recipients acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 7.01	Regulation FD Disclosure.

On April 11, 2024, the Company issued a press release announcing the closing of the Offering (as defined below), a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 11, 2024, the Company, closed a previously announced private placement offering (the “Offering”) of an aggregate of (i) 6,960,864 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), (ii) a pre-funded warrant, in the form filed as Exhibit 10.2 to this Current Report (the “Pre-Funded Warrant”), with unlimited term, exercisable for a total of 951,500 shares of Common Stock, at an exercise price of $0.0001 per share (the “Pre-Funded Warrant Shares”) subject to customary adjustments thereunder, which Pre-Funded Warrant is immediately exercisable upon issuance, subject to certain beneficial ownership limitations, (iii) Series A warrants, in the form filed as Exhibit 10.3 to this Current Report (the “Series A Warrants”), with a term of 5 years, exercisable for a total of 7,912,364 shares of Common Stock (the “Series A Warrant Shares”) with an exercise price of $1.22 per share, subject to customary adjustments thereunder, which Series A Warrants are immediately exercisable upon issuance, subject to certain beneficial ownership limitations, (iv) Series B warrants, in the form filed as Exhibit 10.4 to this Current Report (the “Series B Warrants”), with a term of 2 years, exercisable for a total of 3,956,182 shares of Common Stock (the “Series B Warrant Shares”) with an exercise price of $1.22 per share, subject to customary adjustments thereunder, which Series B Warrants are immediately exercisable upon issuance, subject to certain beneficial ownership limitations, and may be called by the Company under certain conditions, and (v) Placement Agent warrants, in the form filed as Exhibit 10.5 to this Current Report (the “PA Warrants”), with a term of 5 years, exercisable for a total of 701,243 shares of Common Stock (the “PA Warrant Shares”) with an exercise price of $1.69 per share and may also be exercised on a cashless basis, if the PA Warrant Shares are not registered for resale under an effective registration statement or no current prospectus is available for the resale of the PA Warrant Shares, are subject to customary adjustments thereunder, and which PA Warrants are first exercisable on October 11, 2024, subject to certain beneficial ownership limitations.

The Company raised gross proceeds of approximately $11.1 million in the Offering, before deducting placement agent fees and other offering expenses. The Company intends to use the net proceeds from this Offering for working capital purposes. The Company anticipates that the net proceeds from the Offering will be appropriately $9.6 million.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), on April 9, 2024 (the “April 9 8-K”), on April 4, 2024, the Company entered into a series of definitive subscription agreements, in the form filed as Exhibit 10.1 to this Current Report (the “Subscription Agreements”). in connection with the Offering with approximately 170 accredited investors (the “Investors”).

Pursuant to the terms of the Subscription Agreements, the Company will prepare and file with the SEC one or more registration statements to register for resale the Shares, the Pre-Funded Warrant Shares, the Series A Warrant Shares, the Series B Warrant Shares and the PA Warrant Shares on the terms described in the April 9 8-K.

2

Newbridge Securities Corporation (the “Placement Agent”) acted as placement agent for the Offering. The Company paid the Placement Agent a selling commission equal to $1,280,937.39 and certain expenses in an aggregate amount of $50,000. At closing, the Company also issued the PA Warrants to the Placement Agent and its designees.

Also attached as exhibits hereto are the following documents executed and entered into by the Company, the Investors and the Placement Agent in connection with the Offering.

The descriptions of the Subscription Agreements, the Pre-Funded Warrant, the Series A Warrants, the Series B Warrants and the PA Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of documents filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
10.1	Form of Subscription Agreement
10.2	Form of Pre-Funded Common Stock Purchase Warrant of RenovoRx, Inc.
10.3	Form of Series A Warrant to Purchase Common Stock of RenovoRx, Inc.
10.4	Form of Series B Warrant to Purchase Common Stock of RenovoRx, Inc.
10.5	Form of Placement Agent Warrant to Purchase Common Stock of RenovoRx, Inc.
99.1	Press Release dated April 11, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenovoRx, Inc.

Date: April 15, 2024	By:	/s/ Shaun Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer

4